Exhibit 99.6

Reconciliation of GAAP Financial Measures to Non-GAAP Financial
Measures in Exhibit 99 of the Hillenbrand Industries, Inc. Form 8-K Dated
February 7, 2003 Reporting on the First Quarter 2003 Financial Results

All dollars presented below are stated in millions.

The third paragraph of the Funeral Services section of the Exhibit 99 Financial News Release discussed the following non-GAAP financial measure:

	Q1 2003	Q1 2002

GAAP insurance revenues	$44	$59
Forethought net capital losses	56	26

Non-GAAP insurance revenues	$100	$85

Change	$15

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